UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2004

                              SBS Interactive, Co.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


           Florida                     0-28363                  65-0705830
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


                          4211 Yonge Street, Suite 235
                            Toronto, Ontario M2P 2A9
                                     Canada
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (905) 660-0646

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On February 17, 2004 SBS Interactive, Co. (the "Company") filed a Form 8-K with the Securities and Exchange Commission reporting the resignation of its auditor, Barry I. Hechtman, P.A.

     On March 15, 2004, the Company filed a Form 8-K indicating that it had engaged the firm of Ahearn, Jasco + Company, P.A. (mistakenly referred to as Aheam, Jasco + Company, P.A.) as its new auditors, based on a representation from Ahearn, Jasco + Company, P.A. that it would act as the Company's new auditors.

     However, on March 16, 2004 Ahearn, Jasco + Company, P.A. indicated that it would not be able to accept the appointment as the Company's new auditors. The Company is currently interviewing auditors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBS Interactive Co.



By: /s/ Todd Gotlieb
    ---------------------------------
    Todd Gotlieb, President

Dated:  March 16, 2004